August 2, 1999

                       Delaware Group Cash Reserve, Inc.

    Supplement to the Statement of Additional Information dated May 30, 1999

The following supplements the Statement of Additional Information:

12-Month Reinvestment Privilege for Class B Shares
     Holders of Class B Shares of the Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the Class B Shares of the Fund or Class B Shares of any of the other funds in the Delaware Investments family. The amount of the CDSC previously charged on the redemption will be reimbursed by the Fund. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. The reinvestment privilege does not extend to a redemption of Class C Shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Consultant Class Shares.

     A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Fund the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be
treated as a capital gain to the shareholder for tax purposes.   It is
recommended that a tax adviser be consulted with respect to such transactions.

     Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

The following revises the section of the Statement of Additional Information entitled Systematic Withdrawal Plans:

     The CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.

The following revises the section of the Statement of Additional Information entitled Waiver of Contingent Deferred Sales Charge - Class B and Class
C Shares:

     The CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.